UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 28, 2016

 Applied Micro Circuits Corporation
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-23193	94-2586591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4555 Great America Parkway, 6th Floor
Santa Clara, California 95054
(Address of Principal Executive Offices)
(408) 542-8600
(Registrants telephone number, including area code)
215 Moffett Park Drive
Sunnyvale, California 94089
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On January 28, 2016, Applied Micro Circuits Corporation (“AppliedMicro” or the “Company”) issued a press release regarding selected unaudited financial results for the three months ended December 31, 2015 and held a conference call to discuss those results and the Company’s business and financial outlook. A copy of the press release and transcript of the conference call are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.
The information in this Item 2.02, Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1     Press release dated January 28, 2016.
99.2     Transcript of conference call on January 28, 2016.
Forward-Looking Statements

The exhibits to this Current Report contain forward-looking statements that reflect the Company’s current views, assumptions and forecasts with respect to future events and financial performance, including statements regarding the development, production and performance of the Company’s ARM® 64-bit X-Gene®, HeliX® and X-Weave® products, including forecast shipment volumes; the timing and scope of customer testing and adoption of such products and their total addressable market (“TAM”) and total cost of ownership (“TCO”); product development cycles and schedules; design-win pipeline; the competitive landscape; market and technological trends including the market penetration of ARM-based products; and future revenues, expenses and margins. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, the unpredictability of customer demand for the Company’s products and, in particular, market acceptance of new products; potential problems or delays in product development and validation; increased supplier lead times and costs and other supply chain constraints; the potential for manufacturing yield declines or product bugs and defects; changes in the businesses and financial condition of the Company’s major customers and ecosystem partners, including strategic and budgeting decisions; reductions, rescheduling or cancellation of customer orders; pricing decisions, new product development and other actions taken by competitors, and other competitive factors; risks associated with integrating and managing acquired businesses; the possibility of unanticipated expenses or difficulties in achieving estimated expense savings; potential changes in capital needs, cash balances and liquidity; legal and regulatory developments; and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of January 28, 2016. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after such date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: February 2, 2016	By:	/s/ L. William Caraccio
L. William Caraccio
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

99.1     Press release dated January 28, 2016.
99.2     Transcript of conference call on January 28, 2016.